EXHIBIT 10.01

Incremental FACILITY AMENDMENT, dated as of June 8, 2018 (this “Amendment”), to the Credit Agreement (as defined below) among SMART Worldwide Holdings, Inc., a Cayman Islands exempted company (“Holdings”), SMART Modular Technologies (Global), Inc., a Cayman Islands exempted company (the “Parent Borrower”), SMART Modular Technologies, Inc., a California corporation (the “Co- Borrower” and, together with the Parent Borrower, the “Borrowers”), Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), the Additional Term B Lenders (as defined below) and the other Lenders party hereto (constituting the Required Lenders).

RECITALS

A.        Holdings, the Borrowers, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of August 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.        Pursuant to Section 2.20 of the Credit Agreement, the Borrowers may establish Incremental Term Loans by, among other things, entering into one or more Incremental Facility Amendments pursuant to the terms and conditions of the Credit Agreement with each Additional Term Lender agreeing to provide such Incremental Term Loans (each such Additional Term Lender agreeing to provide Additional Term B Loans (as defined below) hereunder and any assignees thereof, being referred to herein as an “Additional Term B Lender”).

C.        The Borrowers have requested a borrowing of Incremental Term Loans in an aggregate principal amount of $60,000,000 (the “Additional Term B Loans”) as a new tranche of term loans under the Credit Agreement (the “Additional Term B Commitments”) which will be a new Class of Term Loans separate and apart from the Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Facility Amendment Effective Date (as defined below) (the “Initial Term Loans”), the proceeds of which will be used for funding the Penguin Acquisition (as defined below) and fees and expenses related hereto and thereto.

D.        The Additional Term B Lenders party hereto have agreed to make the Additional Term B Loans on the terms and conditions set forth herein.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the Additional Term B Lenders party hereto, the Administrative Agent and the Required Lenders hereby agree as follows:

ARTICLE I.

Incremental Facility Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Additional Term B Commitments. i) Subject to the terms and conditions set forth herein, on the Incremental Facility Amendment Effective Date, each Additional Term B Lender party hereto agrees (1) that it shall be considered a Lender and a Term Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (2) to fund Additional Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such Additional Term B Lender’s name on Schedule A hereto.

(b)       The terms and provisions of the Additional Term B Loans shall be identical to the terms and provisions of the Initial Term Loans and all terms of the Credit Agreement applicable to the Initial Term Loans shall apply with equal force to the Additional Term B Loans (other than with respect to the Prepayment Premium payable pursuant to Section 2.11(h) of the Credit Agreement which will apply to the Additional Term B Loans as amended hereby (as described in further detail in Section 1.03(a)(viii) below) and as otherwise described in Section 1.03 below) and will constitute a new Class of Term Loans ranking pari passu in right of payment and security with the Initial Term Loans for all purposes under the Credit Agreement. The aggregate amount of the Additional Term B Loans made under this Amendment shall be $60,000,000. The Borrowers shall use the proceeds of the Additional Term B Loans as set forth in the recitals to this Amendment.

(c)       Each Additional Term B Lender, by delivering its signature page to this Amendment and funding Additional Term B Loans on the Incremental Facility Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the Additional Term B Lenders on the Incremental Facility Amendment Effective Date.

(d)       Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Incremental Facility Amendment Effective Date, for all purposes of the Loan Documents, (i) the Additional Term B Commitments shall constitute “Term Commitments”, (ii) the Additional Term B Loans shall constitute “Incremental Term Loans” and “Term Loans” and (iii) each Additional Term B Lender shall constitute an “Additional Term Lender”, a “Term Lender” and a “Lender” (if such Additional Term B Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of an Additional Term B Loan, a Term Loan), and other related terms will have correlative meanings mutatis mutandis. Upon execution and delivery of this Amendment, the Administrative Agent will record the Additional Term B Loans as being a new Class of Term Loans ranking pari passu in right of payment and security with the Initial Term Loans.

SECTION 1.03. Amendment of Credit Agreement. ii) Effective as of the Incremental Facility Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)       The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Additional Term B Commitment” has the meaning assigned thereto in the First Incremental Facility Amendment.

“Additional Term B Lender” has the meaning assigned thereto in the First Incremental Facility Amendment.

“Additional Term B Loan” has the meaning assigned thereto in the First Incremental Facility Amendment.

“First Incremental Facility Amendment” means the Incremental Facility Amendment to this Agreement, dated as of June 8, 2018, among Holdings, the Borrowers, the Additional Term B Lenders party thereto and the Administrative Agent.

“Incremental Facility Amendment Effective Date” has the meaning assigned thereto in the First Incremental Facility Amendment.

“Penguin” means Penguin Computing, Inc., a California corporation.

“Penguin Acquisition Agreement” has the meaning assigned thereto in the First Incremental Facility Amendment.

“Penguin Credit Agreement” has the meaning assigned thereto in the First Incremental Facility Amendment.

“Penguin Credit Agreement Termination Date” means the date upon which all principal, accrued, but unpaid interest, fees and other amounts (other than contingent obligations not then due and payable) under the Penguin Credit Agreement have been repaid in full and all commitments to lend and guarantees and security in connection therewith have been terminated and/or released.

“Penguin Subsidiaries” means the direct or indirect Subsidiaries of Penguin that are being acquired pursuant to the Penguin Acquisition Agreement (as defined in the First Incremental Facility Amendment).

“Total Liquidity” means, at any time, (i) (x) the aggregate Revolving Commitments of all Lenders minus (y) the aggregate Revolving Exposure of all Lenders plus (ii) the aggregate amount of cash and Permitted Investments (in each case, free and clear of all liens, other than Liens permitted pursuant to Section 6.02) of the Parent Borrower and its Restricted

Subsidiaries, excluding cash and Permitted Investments which are listed as “restricted” on the consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries as of such date.

(ii)       The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Incremental Revolving Loans, Other Revolving Loans, Term Loans, Additional Term B Loans, Incremental Term Loans, Other Term Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, Other Revolving Commitment, Term Commitment, Additional Term B Commitment or Other Term Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Other Term Commitments, Other Term Loans, Other Revolving Commitments (and the Other Revolving Loans made pursuant thereto) and Incremental Term Loans that have different terms and conditions shall be construed to be in different Classes.”

(iii)       The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the First Incremental Facility Amendment,” after the text “any Refinancing Amendment,” appearing in such definition.

(iv)       The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Commitment” means, with respect to each Additional Term B Lender, the commitment, if any, of such Lender to make an Additional Term B Loan hereunder on the Incremental Facility Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Additional Term B Loan to be made by such Additional Term B Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Additional Term B Lender pursuant to an Assignment and Assumption. The amount of each Additional Term B Lender’s Term Commitment as of the Incremental Facility Amendment Effective Date is set forth on Schedule A to the First Incremental Facility Amendment or in the Assignment and Assumption pursuant to which such Additional Term B Lender shall have assumed its Additional Term B Commitment, as the case may be. As of the Incremental Facility Amendment Effective Date, the total Term Commitment is $60,000,000. Such Term Commitment shall be reduced to $0 after the Additional Term B Loans are made on the Incremental Facility Amendment Effective Date.”

(v)       The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means (a) the Loans made pursuant to Section 2.01 on the Effective Date and (b) the Additional Term B Loans made in accordance with Section 2.20 by the Additional Term B Lenders on the Incremental Facility Amendment Effective Date constituting Incremental Term Loans made pursuant to the First Incremental Facility Amendment.”

(vi)       Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions set forth herein and in the First Incremental Term Facility Amendment, as applicable, (a) each Term Lender agrees to make a Term Loan to the Borrowers on the Effective Date denominated in dollars in a principal amount not exceeding its Term Commitment, (b) each Additional Term B Lender agrees to make an Additional Term B Loan to the Borrowers on the Incremental Facility Amendment Effective Date denominated in dollars in a principal amount not exceeding its Additional Term B Commitment and (c) each Revolving Lender agrees to make Revolving Loans to the Borrowers denominated in dollars from time to time during the Revolving Availability Period in an aggregate principal amount which will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.”

(vii)       Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrowers shall repay (x) Term Borrowings made on the Effective Date on the last Friday of each February, May, August and November in a principal amount of such Term Loans equal to (i) the aggregate outstanding principal amount of such Term Loans immediately after closing on the Effective Date multiplied by (ii) 2.50% and (y) Additional Term B Loan Borrowings made on the Incremental Facility Amendment Effective Date on the last Friday of each February, May, August and November (commencing on November 30, 2018) in a principal amount of such Additional Term B Loans equal to (i) the aggregate outstanding principal amount of such Additional Term B Loans immediately after the Incremental Facility Amendment Effective Date multiplied by (ii) 2.50%; provided that if any such date is not a Business Day, such payments shall be due on the next succeeding Business Day.”

(viii)       Section 2.11(h) of the Credit Agreement is hereby amended by adding the following after the last sentence thereof:

“Notwithstanding anything in this Section 2.11(h) to the contrary, no Prepayment Premium shall be payable in respect of the Additional Term B Loans during the period commencing on the Incremental Facility Amendment Effective Date and ending on the date that is two months following the Incremental Facility Amendment Effective Date.”

(ix)       Section 2.20(a) of the Credit Agreement is hereby amended by adding the following after the reference to “Incremental Cap at such time”:

“; provided that the incurrence of the Additional Term B Loans incurred on the Incremental Facility Amendment Effective Date pursuant to the First Incremental Facility Amendment may be incurred under this Section 2.20(a) without regard to (and without any reduction of amounts available under) the Incremental Cap.”

(x)       Section 3.17 of the Credit Agreement is hereby amended by adding the following as a new clause (c):

“and (c) the Additional Term B Loans made on the Incremental Facility Amendment Effective Date to finance the Penguin Acquisition (as defined in the First Incremental Facility Amendment) and fees and expenses incurred in connection therewith and in connection with the First Incremental Facility Amendment.”

(xi)       Section 5.10 of the Credit Agreement is hereby amended by adding the following text before the last sentence thereof:

“The proceeds of the Additional Term B Loans will be used to finance the Penguin Acquisition (as defined in the First Incremental Facility Amendment) and fees and expenses incurred in connection therewith and in connection with the First Incremental Facility Amendment.”

(xii)       Section 5.11(a) of the Credit Agreement is hereby amended by adding the following after each reference to “within 30 days”:

“(or, in the case of Penguin and the Penguin Subsidiaries, within 60 days)”;

(xiii)       Article VI of the Credit Agreement is hereby amended by adding the following text as a new Section 6.11:

“Section 6.11. Penguin Acquisition Matters. Neither Holdings nor the Parent Borrower will, nor will they permit any Restricted Subsidiary or Intermediate Parent to, permit (i) the principal, accrued, but unpaid interest, fees and other amounts outstanding under the Penguin Credit Agreement at any time to exceed the aggregate amount of such principal, accrued interest, fees and other amounts outstanding on the Incremental Facility Amendment Effective Date; (ii) Total Liquidity to be less than the amount permitted to remain outstanding under clause (i), plus $5,000,000, at any time prior to the Penguin Credit Agreement Termination Date; or (iii) the Penguin Credit Agreement (or any fees, principal, interest or other amounts) or any liens related thereto to remain outstanding for more than 60 days after the Incremental Facility Amendment Effective Date.

SECTION 1.04. Amendment Effectiveness. Sections 1.02 and 1.03 of this Amendment shall become effective as of the first date (the “Incremental Facility Amendment Effective Date”) on which the following conditions have been satisfied or waived (it being understood that each party hereto acknowledges that the amendments described in Section 1.03 shall be deemed to occur immediately prior to the amendments described in Section 1.02 and the incurrence of the Additional Term B Loans):

(a)       The Administrative Agent and KKR Capital Markets LLC (the “Arranger”) (or their counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) the Additional Term B Lenders party hereto, (iv) the Administrative Agent and (v) the Required Lenders, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)       The obligation of the Additional Term B Lenders party hereto to make Additional Term B Loans on the Incremental Facility Amendment Effective Date is subject to the satisfaction of the following conditions:

(i)       Immediately before and after giving effect to the borrowing of the Additional Term B Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Incremental Facility Amendment Effective Date.

(ii)       The Administrative Agent and the Additional Term B Lenders party hereto shall have received a certificate of a Responsible Officer of either of the Borrowers dated the Incremental Facility Amendment Effective Date, certifying compliance with clause (i) above, clause (vii) below and Section 2.20 of the Credit Agreement (as modified hereby) with respect to the incurrence of the Additional Term B Loans.

(iii)       The Administrative Agent and the Arranger shall have received a written opinion (addressed to the Administrative Agent and the Additional Term B Lenders and dated the Incremental Facility Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Loan Parties. The Borrowers hereby request such counsel to deliver such opinion.

(iv)       The Administrative Agent and the Arranger shall have received a copy of (i) each Organizational Document of Holdings and the Borrowers certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or a representation that such Organizational Documents have not been amended since the Effective Date), (ii) signature and incumbency of the Responsible Officers of Holdings and the Borrowers executing the Loan Documents to which such entity is a party (or a representation that such Responsible Officers are the same as those whose signatures and incumbency certificates were delivered to the Administrative Agent on the Effective Date), (iii) resolutions of the Board of Directors and/or similar governing bodies of Holdings and the Borrowers approving and authorizing the execution, delivery and performance of Holdings and the Borrowers of this Amendment, certified as of the First Incremental Term Facility Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of Holdings’ and the Borrowers’ jurisdictions of incorporation, organization or formation.

(v)       The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent (and attaching a funds flow) requesting that the Additional Term B Lenders make the Additional Term B Loans to the Borrowers on the Incremental Facility Amendment Effective Date.

(vi)       The Administrative Agent and the Arranger shall have received all documentation at least three Business Days prior to the Incremental Facility Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Incremental Facility Amendment Effective Date and that the Administrative Agent or the Arranger have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(vii)       The acquisition (the “Penguin Acquisition”) by a wholly-owned direct or indirect Subsidiary of the Parent Borrower of the capital stock of Penguin, shall have been consummated, or substantially simultaneously with the initial borrowing under the Additional Term B Loans on the Incremental Facility Amendment Effective Date, shall be consummated, in accordance with that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Penguin, Glacier Acquisition Sub, Inc., SMART Global Holdings, Inc. and Fortis Advisors LLC (the “Penguin Acquisition Agreement”) and the Administrative Agent shall have received a copy of the Penguin Acquisition Agreement executed by each of the parties thereto.

(viii)       The Administrative Agent and the Arranger shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Incremental Facility Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Arranger.

(ix)       The Borrower shall have paid to the Arranger the fees in the amounts agreed in writing to be received on the Incremental Facility Amendment Effective Date.

(x)       The Credit Agreement, dated as of January 8, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Penguin Credit Agreement”), between Wells Fargo Capital Finance, LLC and Penguin, shall have been amended, waived or otherwise modified in a manner reasonably necessary to permit the consummation of the Penguin Acquisition and the transactions related thereto.

(c)       The Administrative Agent shall notify the Borrowers, the Additional Term B Lenders and the other Lenders of the Incremental Facility Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to the Additional Term B Lenders and the Administrative Agent that, as of the Incremental Facility Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Incremental Facility Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Incremental Facility Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)       The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Incremental Facility Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)       After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Incremental Facility Amendment Effective Date.

(d)       Immediately after the consummation of the transactions contemplated under this Amendment to occur on the Incremental Facility Amendment Effective Date, the representation set forth in Section 3.14 of the Credit Agreement shall be true and correct in all material respects on and as of the Incremental Facility Amendment Effective Date with each reference therein to the “Effective Date” and the “Transactions” being deemed to instead refer to the “Incremental Facility Amendment Effective Date” and transactions contemplated under this Amendment, respectively.

(e)       Each of Holdings and the Borrowers hereby acknowledges and affirms that:

(a)       all of the obligations, liabilities and indebtedness of each Loan Party under each Loan Document are, and shall continue to be, in full force and effect after giving effect to this Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of each other Loan Party under the Loan Documents shall extend to and cover the Additional Term B Loans and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto, in each case, for the avoidance of doubt, subject to the limitations provided for under the Credit Agreement and/or any other Loan Document; and

(b)       all of the Liens and security interests created and arising under each Loan Document are, and shall, subject to the limitations provided for under the Credit Agreement and/or any other Loan Document, continue to be, in full force and effect, and, assuming the proper filing of UCC financing statements (or equivalent filings outside the United States) required pursuant to the Credit Agreement and any Mortgages with respect to Mortgaged Property (including any amendments thereto), the perfected status of each such Lien and security interest continues, subject to any limitations set out in any applicable Loan Document in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the obligations under this Amendment.

SECTION 2.02. Effect of Amendment. iii) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Incremental Facility Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)       On and after the Incremental Facility Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute an Incremental Facility Amendment entered into pursuant to Section 2.20 of the Credit

Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)       Within the time periods set forth on Schedule B hereto (or such later date as the Administrative Agent and the Arranger may reasonably agree to in writing), the Loan Parties shall execute and deliver the documentation, or take such other actions, as set forth on Schedule B hereto.

SECTION 2.03. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Arranger for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Kirkland & Ellis LLP, counsel for the Arranger.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

SMART WORLDWIDE HOLDINGS, INC., as Holdings

By:	/s/ Bruce Goldberg
NAME: Bruce Goldberg TITLE: Vice President and Secretary

SMART MODULAR TECHNOLOGIES (GLOBAL), INC., as the Parent Borrower

By:	/s/ Bruce Goldberg
NAME: Bruce Goldberg TITLE: Vice President and Secretary

SMART MODULAR TECHNOLOGIES, INC., as the Co-Borrower

By:	/s/ Bruce Goldberg
NAME: Bruce Goldberg TITLE: Vice President and Secretary

[Signature Page to SMART Incremental Facility Amendment]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Jeremy Hazan
Name: Jeremy Hazan Title: Managing Director

[Signature Page to SMART Incremental Facility Amendment]

CORPORATE CAPITAL TRUST, INC., as an Additional Term B Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

CORPORATE CAPITAL TRUST II, as a Lender and as an Additional Term B Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

KLP III CALIFORNIA UNLEVERED LTD., as an Additional Term B Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

TACTICAL VALUE SPN - CALIFORNIA UNLEVERED LP, as an Additional Term B Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

[Signature Page to SMART Incremental Facility Amendment]

KKR-VIOLET CALIFORNIA L.P., as an Additional Term B Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

LINCOLN INVESTMENT SOLUTIONS, INC., as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

KKR-VRS CREDIT PARTNERS L.P., as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

CDPQ AMERICAN FIXED INCOME, III L.P., as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

TACTICAL VALUE SPN - GLOBAL DIRECT LENDING L.P., as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

[Signature Page to SMART Incremental Facility Amendment]

JERSEY CITY FUNDING LLC, as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

KKRLP II GERMAN FUNDING, LLC, as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

KLP III FUNDING I LTD., as a Lender

By:	/s/ Philip S. Davidson
Name: Philip S. Davidson Title: Authorized Signatory

[Signature Page to SMART Incremental Facility Amendment]

Schedule A

Additional Term B Lender	Additional Term B Commitment
Corporate Capital Trust, Inc.	$43,765,829.00
Corporate Capital Trust II	$559,388.00
KLP III California Unlevered Ltd.	$9,725,953.00
Tactical Value SPN - California Unlevered LP	$4,052,478.00
KKR-Violet California L.P.	$1,896,352.00
Total	$60,000,000

[Signature Page to SMART Incremental Facility Amendment]

Schedule A

Within 90 days after the Incremental Facility Amendment Effective Date (or such later date as the Administrative Agent and the Arranger may reasonably agree to in writing), the Loan Parties shall execute and deliver reaffirmations and security confirmations as reasonably requested by the Administrative Agent or the Arranger.

[Signature Page to SMART Incremental Facility Amendment]